                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12.


                             BENTLEY COMMERCE CORP.
                          ----------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

                         BENTLEY COMMERCE CORPORATION
                            9040 TOWN CENTER PARKWAY
                               BRADENTON, FL 34202



Dear Shareholder:

You are cordially invited to attend our Company's annual meeting of shareholders, which will be held at Holiday Inn - Lakewood Ranch, located at 6231 Lake Osprey Drive, Sarasota, FL 34240, at 2:00PM, Eastern Time on November 29, 2004. During the annual meeting management will report on operations and other matters affecting the company, will respond to shareholder's questions and at the meeting you will have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-KSB to the Securities and Exchange Commission and the Proxy Statement. The Proxy Statement tells you more about the agenda and procedures for the annual meeting. It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement. This proxy statement and form of proxy are first being mailed to shareholders on October 29, 2004.

I look forward to seeing you at the annual meeting in Sarasota, Florida. If you are unable to attend, please be sure to visit our website at www.bentleycommerce.com and enter your email address, so that we may send you news and updates about the Company.



                                            Sincerely yours,


                                            /S/ Bruce Kamm
                                            ---------------------------
                                            Bruce Kamm
                                            Chief Executive Officer

October 29, 2004

                             BENTLEY COMMERCE CORP.
                            9040 TOWN CENTER PARKWAY
                               BRADENTON, FL 34202

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TIME:             2:00 p.m., Eastern Time

DATE:             November 29, 2004

PLACE:            HOLIDAY INN AT LAKEWOOD RANCH
                  6231 LAKE OSPREY DRIVE, SARASOTA, FL 34240

PURPOSE:

         1. To elect Bruce Kamm, Robert Schumacher, and Joseph Crump as directors of the Company.

         2. To ratify the appointment by the Board of Directors of Russell Bedford Stefanou Mirchandani LLP, independent certified public accounts as the Company's independent auditors for the current fiscal year.

         3.       To ratify and approve the Company's Equity Incentive Plan.

         4. To ratify and approve the action of the board of directors and officers of the Company for the last fiscal year.

         5. Transaction of any other business properly brought before the meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THESE PROPOSALS. Shareholders of record at the close of business on October 1, 2004 will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of shareholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices for examination by any shareholder for any legally valid purpose.

Bentley Commerce Corp. shareholders or their authorized representatives by proxy may attend the meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

In order to assure a quorum, it is important that shareholders who do not expect to attend the meeting in person fill in, sign, date, and return the enclosed proxy in the accompanying envelope.


                                            By Order of the Board of Directors

                                            By: /s/ BRUCE KAMM
                                            ---------------------------
October 29, 2004                            Bruce Kamm,
                                            Chief Executive Officer

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING OF SHAREHOLDERS OF BENTLEY COMMERCE CORP. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH, EVEN IF YOU PREVIOUSLY RETURNED YOUR PROXY.

                             BENTLEY COMMERCE CORP.


                                 PROXY STATEMENT
                                 ---------------
GENERAL INFORMATION

THIS PROXY STATEMENT IS BEING SENT TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") BY THE BOARD OF DIRECTORS OF BENTLEY COMMERCE CORP. (THE "COMPANY", "BENTLEY", "WE" OR "US") TO BE HELD A: HOLIDAY INN AT LAKEWOOD RANCH, 6231 LAKE OSPREY DRIVE, SARASOTA, FL 34240, AT 2:00 P.M., EASTERN TIME, ON NOVEMBER 29, 2004, AND AT ANY ADJOURNMENTS THEREOF. This proxy statement and the accompanying Notice of 2004 Annual Meeting of Shareholders and form of proxy is first being first mailed to stockholders on or about October 29, 2004. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-KSB for the year ended June 30, 2004, a copy of which also accompanies this proxy statement.

WHO MAY VOTE

Only shareholders of the Company as recorded in our stock register at the close of business on October 1, 2004 (the "RECORD DATE") may vote at the Annual Meeting. At the close of business on the Record Date, we had 585,044,511 common shares outstanding and entitled to vote, held by approximately 747 stockholders of record. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

HOW TO VOTE

You may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the Annual Meeting.

HOW PROXIES WORK

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for or not vote for the nominees for director named in this Proxy Statement. You may also vote for or against the proposal to ratify the appointment of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, as our independent auditors or abstain from voting. You may also vote for or against the proposal to approval the Company's Equity Incentive or abstain from voting.

If you sign and return the enclosed proxy but do not specify your vote on the proposals, we will vote your shares in favor of the above-listed actions. In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf. A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting. A SHAREHOLDER DESIRING TO APPOINT A PERSON TO REPRESENT HIM AT THE ANNUAL MEETING MAY DO SO EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED AND STRIKING OUT THE PRINTED NAMES IN THE FORM OF PROXY OR BY COMPLETING ANOTHER PROXY. In either case, the proxy must be delivered to the offices of the Company's Transfer Agent, Florida Atlantic Stock Transfer Inc., of 7130 Nob Hill Road, Tamarac, Florida, 33321, at least 48 hours before the time of the Annual Meeting or adjournment thereof or with the Chairman of the Annual Meeting prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares. Shares registered in your name are covered by one proxy. If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions. If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

These security holder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

REVOKING A PROXY

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our CEO in writing at 9040 Town Center Parkway Bradenton, FL 34202.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

QUORUM

To conduct the business of the Annual Meeting, we must have a quorum. This means the holders of a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, present either by proxy or in person.

VOTES NEEDED

The nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected. Approval for the other actions requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting. If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast "FOR" or "AGAINST" a proposal are counted. Abstentions and broker non-votes (or votes withheld in the election of directors) will not be counted, except for purposes of determining a quorum. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

ATTENDING IN PERSON

Only shareholders, their proxy holders, and Bentley's guests may attend the Annual Meeting. If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting. Acceptable proof could include an account statement showing that you owned Bentley shares on October 1, 2004.

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

                                     ITEM 1:
                              ELECTION OF DIRECTORS

The board of directors has nominated and recommends a vote FOR election of its current directors, Bruce Kamm, Robert Schumacher, and Joseph Crump at the Annual Meeting. The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated. If the nominee(s) are unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

The nominees elected as directors will hold office until the next annual meeting of shareholders or until their successors are elected and qualified, or until their earlier death, resignation or retirement. Set forth below for the nominees are their ages, their positions in the Company and short biographies.

The information set forth below as to the nominees for director has been furnished to the Company by the nominees.

NAME                     AGE         POSITION
                                     PERIOD OF SERVICE

Bruce Kamm                53         Chief Executive Officer Since February
                                     1, 2004 and Chief Financial Officer
                                     Since June 30, 2004

Robert Schumacher         61         President and Chief Operating Officer Since
July 2003

Joseph Crump                         President of Bentley Crump Barter Since
                                     October 2003


BRUCE KAMM, one of the barter and trade industries most experienced and highly regarded executives, was appointed CEO of Bentley Commerce Corporation, effective February 1, 2004. Mr. Kamm is the developer of VirtualBarter software that enables exchanges and their members to manage, merchandise and market their products and services in an online barter marketplace to an integrated worldwide network of trade exchanges. It has made global online trading possible since January 2000. He is also the founder and CEO of Intertrade Capital Group, a global alliance organization that enables barter, trade, countertrade, asset management and alternative capital and financial transactions to greatly expand liquidity and bottom line profitability. At Intertrade he engineered numerous alternative finance and corporate trade transactions for many of America's foremost companies. Previously, Mr. Kamm established an ITEX office in New York City, which in less than one year became ITEX'S largest and most successful exchange and facilitated the highest amount of trade volume and revenues of any ITEX office for seven consecutive years, culminating in over $16 million in annual trade volume in 1999. In addition, Mr. Kamm founded TradeBanc, at the time, the first and only Internet based transactional trade banking system that enabled barter transactions, trade finance and asset auctions between small, medium and large national and international companies on a global basis. He was co-founder of UNITE, the global trade network of barter and trade exchanges. Mr. Kamm also founded and managed a real estate development company that specialized in using trade and offset as a component in many of its real estate and construction transactions.

ROBERT SCHUMACHER has been our President and Chief Operating Officer since July 2003. Over the past decade, Mr. Schumacher has launched a number of successful companies ranging from internet design, hosting and marketing, to online software, to the design of medical devices, as well as developing the marketing strategies and online presence for a host of other organizations. He heads the company that is building Bentley's proprietary online barter exchange called barterdollars.com, and developed Bentley's new corporate identity, including its logo and its website. Prior to this, Mr. Schumacher was marketing vice president of a division of a Fortune 500 company and started its franchised stores and accessory merchandising business. He joined them after leaving a national trade association where for ten years he was publisher of its award-winning industry magazine that he created, as well as its associate executive vice president. For eight years preceding this, he was President of Centrum Corporation, a Washington, D.C. headquartered communications firm he founded, with offices in Europe. It served a wide range of companies, national and international trade associations and public service organizations, providing them with marketing, advertising, design, public relations, documentary film production and conference organization.

JOSEPH CRUMP has more than 12 years experience in sales, marketing, pension plans, employee benefits and barter. After analyzing the liquidity problems facing the barter industry in 1998, Mr. Crump formed Crump Barter Services, Inc.
(CBSI) and subsequently developed an internationally recognized and accepted barter currency that allowed exchanges to seamlessly trade with each other through a global trade clearinghouse. Mr. Crump made this service available to the industry through the creation of the "Crump Dollar", a universal trade currency that enables barter transactions between disparate exchanges. As a result, CBSI currently provides clearing services to over 180 barter exchanges and corporate trade companies, representing more than one third of the barter exchanges in the U.S. and one half of the exchanges in Canada, with rapid expansion in progress. Prior to this, he was CEO of a trucking and logistics company based in Ontario Canada, with service provision in Ontario, Michigan and New York. Mr. Crump holds a BA in Management and Economics.

The term of office for each director is one year, or until his/her successor is elected at the Company's annual meeting and is qualified. The term of office for each officer of the Company is at the pleasure of the Board of Directors.

The Board of Directors does not have a nominating committee. Therefore, the selection of persons or election to the Board of Directors was neither independently made nor negotiated at arm's length. The Board of Directors has no reason to believe that any nominee will not serve if elected. If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board. Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2004, the Board of Directors held four meetings, and took action by unanimous written consent on approximately forty occasions.

AUDIT COMMITTEE

The Board of Directors has an audit committee (the "AUDIT COMMITTEE"), which is comprised of Bruce Kamm, Joel Smith and Linda Sheppard. Because Bruce Kamm is a director and shareholder, he is not considered to be "INDEPENDENT" under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.

The Audit Committee meets with the Company's independent accountants at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent accountants to be retained; oversees the independence of the independent accountants; evaluates the independent accountants' performance; approves fees paid to independent accountants and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during the fiscal year ended June 30, 2004.

The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by its internal audit staff and by the independent auditors. Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company's internal system of audit and financial controls; (4) appraising the Company's financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws. The Audit Committee has not adopted a written charter.

OTHER COMMITTEES

The Board of Directors currently has no other committees.

RELATIONSHIP WITH OUR INDEPENDENT ACCOUNTANTS

The firm of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, has served as our independent auditors since June 1999. The Board of Directors has recommended Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, to serve as our independent accountants for the fiscal year ending June 30, 2004.

Services performed by Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, for the fiscal year ended June 30, 2004 consisted of the examination of our quarterly and annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

                             AUDIT COMMITTEE REPORT

THE MATERIAL IN THIS REPORT IS NOT "SOLICITING MATERIAL," IS NOT DEEMED "FILED" WITH THE SEC, AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE OF THIS PROXY STATEMENT AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE THEREIN.

The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year June 30, 2004 financial statements with the Company's management and with Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, the Company's independent auditors. In addition, the Audit Committee has discussed with Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Russell Bedford Stefanou Mirchandani, independent certified public accountants, required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether Russell Bedford Stefanou Mirchandani's provision of non-audit services to the Company is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and Bentley's independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of Bentley's financial statements conducted by Bentley's internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2004, for filing with the SEC.

Based on the Audit Committee's review and management's assessment of the performance of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, during the audit of the Company's financial statements for the fiscal year ending June 30, 2004, the Audit Committee recommended to the Board that Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, be engaged as the Company's independent auditors for fiscal year 2004.

Respectfully submitted,

/S/ Bruce Kamm

                                  VOTING SHARES

Our authorized capital consists of five hundred million (500,000,000) common shares with a par value of $0.0001 per share and twenty million (20,000,000) Preferred shares with a par value of $0.0001 per share.

As of October 1, 2004, 585,044,511 common shares of the Company were issued and outstanding, each one share carrying the right to one vote. No preferred shares were issued and outstanding. Only those shareholders of record on 747, 2004 holding common shares shall be entitled to vote at the forthcoming Annual Meeting or any adjournment thereof in person or by Proxy.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS, AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of June 30, 2004, the number of outstanding common shares of Bentley beneficially owned by (i) each person known to Bentley to beneficially own more than 5% of its outstanding common shares,
(ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

---------------------------------------------- ------------------------- --------------------
Owner                                          Common Shares(3)          Percentage
---------------------------------------------- ------------------------- --------------------
Gordon F. Lee(1)                                             74,500,000       13%
---------------------------------------------- ------------------------- --------------------

Robert Schumacher (2)                                        22,480,000        4%
---------------------------------------------- ------------------------- --------------------

Bruce Kamm (2)                                               10,500,000        1%
---------------------------------------------- ------------------------- --------------------

Joseph Crump (2)                                             19,679,496        3%
---------------------------------------------- ------------------------- --------------------

Officers and directors as a group (4 persons)               127,159,496       21%
---------------------------------------------- ------------------------- --------------------

(1) Former officer and director
(2) An officer and director
(3) Does not include common shares underlying options and warrants

The business address of each of the owners is c/o Bentley Commerce Corp., 9040 Town Center Parkway, Bradenton, FL 34202

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 ACT") requires our directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to us during our most recent fiscal year, all Section 16(a) forms were timely filed, except as follows. Gordon Lee, former Chief Executive Officer of the company failed to timely file a Form 4 for acquisitions by BBX Services Corp. and American IDC Corp., entities Mr. Lee controls, occurring on June 9, 2003. A Form 4 reporting these transactions was filed on June 16, 2003. Harry Hargens, CEO of the company from October 2002 to January 2003, failed to timely file a Form 3 upon becoming an officer of the company and Form 4's for acquisitions occurring on October 18, 2002 and a sale occurring on November 1, 2002. All of these filings were subsequently made on or about November 8, 2002.

In addition, Joseph Crump failed to timely file a Form 3 upon being appointed as a director on August 23, 2004.

                     DIRECTOR AND EXECUTIVE COMPENSATION AND
                       OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and our four other most highly compensated executive officers with compensation in excess of $100,000 for the years ended June 30, 2002, 2003 and 2004 (collectively, the "Named Executive Officers").


                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation        Long Term Compensation Awards
                                         -------------------        -----------------------------

                                                                                      Securities
                                                                      Restricted      Underlying       All other
Name and Principal                        Salary        Bonus             Stock       Options/         compensation
        Position                 Year       ($)            ($)          Award(s)      Warrants         ($)
-------------------------------------------------------------------------------------------------------------------
Gordon F. Lee                    2004     $402,093      $0            $350,000
                                 2003     $152,426                    $442,000                         $108,000
                                 2002     $240,000      $120,000


Robert Schumacher                2004     $48,000       $0            10,000,000      10,000,000       3,200,000
                                 2003     N/A                                                          shares @ 1.03
                                 2002     N/A                                                          and 500,000
                                                                                                       shares @ 0.005

Bruce Kamm                       2004     $150,000      $0                             5,000,000       $0
                                 2003     N/A
                                 2002     N/A

Joseph Crump                     2004     N/A                          19,679,496
                                 2003     N/A
                                 2002     N/A


EMPLOYMENT CONTRACTS

We do not have an employment contract with any executive officers. Any obligation to provide any compensation to any executive officer in the event of his resignation, retirement or termination, or a change in control of the Company, or a change in any Named Executive Officers' responsibilities following a change in control would be negotiated at the time of the event.

We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

We do not have a compensation committee. Decisions concerning the compensation of our executive officers are made by the Board of Directors. The Board during fiscal 2004 participated in the Board's deliberations concerning executive officer compensation during the fiscal year ended June 30, 2004.

The following tables show, as to the named executive officers, certain information concerning stock options:

                                           OPTION GRANTS DURING 2004

                                                          PERCENT OF TOTAL
                                                          OPTIONS GRANTED TO
                                  NUMBER OF SECURITIES    EMPLOYEES IN FISCAL      EXERCISE OR BASE
NAME                              UNDERLYING OPTIONS      YEAR                     PRICE ($/SH)         EXPIRATION DATE
----                              ------------------      ----                     ------------         ---------------
Gordon F. Lee
Robert Schumacher
Bruce Kamm                        1,300,000               1,300,000                $0.03
Joseph Crump


With respect to the options granted to the officers described immediately above:


AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

                          SHARES
                          ACQUIRED        VALUE           NUMBER OF SECURITIES  UNDERLYING          VALUE OF UNEXERCISED IN
NAME                      ON EXERCISE     REALIZED        UNEXERCISED OPTIONS AT FY-END (#)             THE MONEY OPTIONS
----                      -----------     --------        ---------------------------------         -----------------------

                                                             EXERCISABLE   UNEXERCISABLE           EXERCISABLE   UNEXERCISABLE
                                                             -----------   -------------           -----------   -------------
Gordon F. Lee
Robert  Schumacher
Bruce Kamm
Joseph Crump


COMPENSATION OF DIRECTORS. The Company does not currently compensate members of the Board of Directors for their services in such capacity. During 2004, the Company paid Gordon Lee $120,000 for his services as a Director.

The Company did not have outside directors in 2004.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 6, 2003, Bentley entered into an agreement with American IDC Corp. whereby American IDC Corp. provided programming, website development, design and hosting services for its barter websites. Bentley issued 10,000,000 of restricted common stock to American IDC in exchange for these services. Gordon Lee, a former officer and director of Bentley, is also an officer, the sole director and a controlling shareholder of American IDC Corp. Robert Schumacher, now an officer and director of Bentley, was an officer of AmericanIDC.

Bentley also entered into an agreement with BBX Services, Inc. for management consulting services rendered from January 2003 to June 2003. Compensation was $30,000.00 per month, payable in cash or restricted common stock. Gordon Lee, an officer and director of Bentley is also an officer, the sole director and a controlling shareholder of BBX Services, Inc. This contract was terminated on June 1, 2004, when Gordon Lee resigned as an officer of Bentley.

On October 26, 2003, Bentley entered into a software license agreement with Intertrade Capital Group, Ltd. for its VirtualBarter 3.0 trade marketplace and trade exchange management software and its BarterPro corporate trade transaction management software. Bentley issued a total of 5,000,000 shares of restricted common stock to Bruce Kamm and Melinda Houser in exchange for the software license. Bruce Kamm, the CEO of Bentley Commerce is the sole director and controlling shareholder of Intertrade Capital Group, Ltd.

On February 20, 2004, Bentley entered into an exclusive agency agreement with Intertrade Capital Group, Ltd. to develop and manage its broker network and to facilitate and manage its corporate trade business, related transactions and to provide Bentley clients access to its commercial and industrial buying consortium. Bruce Kamm, the CEO of Bentley Commerce is the sole director and controlling shareholder of Intertrade Capital Group, Ltd.

                                     ITEM 2:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Russell Bedford Stefanou Mirchandani LLP, independent certified public accountants, has been appointed by the Board of Directors to serve as our independent auditors for the fiscal year ended June 30, 2004.

Representatives of Russell Bedford Stefanou Mirchandani are not expected to be present at the annual meeting.

AUDIT FEES

The aggregate fees billed to the Company for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2004, and for the reviews of the financial statements included in the our Quarterly Reports on Form 10-Q for that fiscal year, were $53,900.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

Russell Bedford Stefanou Mirchandani, independent certified public accountants, did not provide any professional services to us with respect to financial information systems design and implementation for the year ended June 30, 2004.

ALL OTHER FEES

Russell Bedford Stefanou Mirchandani, independent certified public accountants, was not paid any other fees for services rendered to the Company during the year ended June 30, 2004.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Russell Bedford Stefanou Mirchandani, independent certified public accountants, as our auditors for the fiscal year ending June 30, 2004.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF RUSSELL BEDFORD STEFANOU MIRCHANDANI, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR.

                                     ITEM 3
            TO RATIFY AND APPROVE THE COMPANY'S EQUITY INCENTIVE PLAN

On October 25, 2004, the Board of Directors adopted the 2004 Equity Incentive Plan for employees and Outside Consultants (the "2004 Stock Plan") as a method for Bentley to compensate key advisors and consultants by issuing them shares of its capital stock or options to purchase shares of its capital stock in exchange for services rendered and to be rendered and thereby conserve the Company's cash resources. The Board of Directors reserved One Hundred Million (100,000,000) shares of its $.0001 par value common stock for issuance under the 2004 Stock Plan.

Set forth below is a brief description of the material features of the 2004 Stock Plan.

Administration and Eligibility
------------------------------
The Stock Plans are administered by a Compensation Committee (the "Committee") appointed by the Board or in the absence of a Committee, by the Board itself. Employees, directors, officers, consultants, advisors and other persons associated with the Company are eligible to receive common stock and options under the Stock Plans. The Committee determines, among other things, who is eligible to receive common stock and/or stock options, the number of shares granted or subject to an option, the time at which common stock is issued or an option is granted, the duration of an option and the exercise price of an option. The Committee has the right to adopt or rescind rules for the administration of the Stock Plans, correct defects and omissions in, reconcile inconsistencies, and construe the Stock Plans. The Committee may only grant common stock or stock options to a stockholder pursuant to a written agreement between the stockholder and the company, which includes such terms and conditions as required by the Board or Committee.

Amendment and Termination
-------------------------
The Board may at any time, and from time to time, suspend or terminate the Stock Plans in whole or in part or amend them from time to time in such respects as the Board may deem appropriate and in the best interest of the Company. All grants must be within ten years from the date the Stock Plans are approved or adopted by the stockholders.

Payment of Exercise Price
-------------------------
Payment of the option price on exercise of stock options may be made in cash, shares of common stock of the company or a combination of both, as determined by the Committee.

Tax Treatment To The Recipients
-------------------------------
The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients, therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment To The Company
----------------------------
The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by Bentley Commerce Corp. for federal income tax purposes in the taxable year of Bentley Commerce Corp. during which the recipient recognizes income.

The Plan as it is proposed is set forth in Exhibit A to this Proxy Statement. If the Plan is adopted, it will become effective immediately.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification and approval of the above-listed stock plans.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE 2004 STOCK PLAN.


                REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION
                   OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at our 2005 Annual Meeting of Shareholders, the proposal must be received by the Company,
Attention: Bruce Kamm, Chief Executive Officer, at our principal executive offices no later than August 31, 2005 and all the other conditions of Rule 14a-8 under the SECURITIES EXCHANGE ACT OF 1934 must be satisfied, for such proposals to be included in our proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                    FORM 10-K

OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, IS ENCLOSED WITH THIS PROXY STATEMENT.

WE WILL MAIL TO ANY SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF ANY EXHIBIT TO THE ANNUAL REPORT. REQUESTS SHOULD BE SENT TO BENTLEY COMMERCE CORP., 9040 TOWN CENTER PARKWAY, BRADENTON, FL 34202, ATTENTION: INVESTOR RELATIONS.

                                         By Order of the Board of Directors

                                         /s/ Bruce Kamm
                                         -----------------------
                                         Bruce Kamm,
                                         Chief Executive Officer

                             BENTLEY COMMERCE CORP.

                                      PROXY

                       2004 ANNUAL MEETING OF SHAREHOLDERS

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Bentley Commerce Corp., hereby constitutes and appoints Bruce Kamm, or instead of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2004 Annual Meeting of the Shareholders of the Company, to be held at 9040 TOWN CENTER PARKWAY, BRADENTON, FL 34202 on November 29, 2004, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

           (1) ELECTION OF DIRECTORS:

           VOTE FOR ALL NOMINEES LISTED BELOW                      [ ]

           WITHHOLD AUTHORITY                                      [ ]

           Nominees:
                                            BRUCE KAMM
                                            ROBERT SCHUMACHER
                                            JOSEPH CRUMP

           INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

           EXCEPTIONS ________________________

           (2) RATIFICATION OF APPOINTMENT OF RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP, INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AS INDEPENDENT AUDITORS:

           FOR [ ]                   AGAINST [ ]           ABSTAIN [ ]


           (3) TO RATIFY AND APPROVE THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.

           FOR [ ]                   AGAINST [ ]          ABSTAIN [ ]

When properly executed, this Proxy will be voted in the manner specified by the Shareholder. Unless you specify otherwise, this Proxy will be voted "FOR" the election of the nominee as directors and "FOR" Items 2 and 3 A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy. Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated ____________________, 2004.

Dated:  __________________, 2004

                            NUMBER OF SHARES

                            PRINT NAME OF SHAREHOLDER

                            SIGNATURE OF SHAREHOLDER

JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS-IN-FACT, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE.

NOTE: This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Florida Atlantic Stock Transfer Inc., of 7130 Nob Hill Road, Tamarac, Florida, 33321.

Appendix 1 2004 Equity Incentive Plan

APPENDIX 1
                             BENTLEY COMMERCE CORP.
                           2004 EQUITY INCENTIVE PLAN

                                    SECTION 1
                                     PURPOSE

The purpose of the Bentley Commerce Corp. 2004 Equity Incentive Plan is to provide a means whereby Bentley Commerce Corp., a Florida corporation (the "Corporation"), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation, or a Subsidiary and to provide a means whereby those employees, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.

                                    SECTION 2
                                   DEFINITIONS

The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a) Award means, individually or collectively, any Option granted pursuant to the Plan.

(b) Board means the board of directors of the Corporation.

(c) Change of Control Value means the amount determined in Clause (i), (ii) or
(iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction, (ii) the price per share offered to stockholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to stockholders of the Corporation in any transaction described in this Paragraph or Paragraphs (d) and
(e) of Section 8 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(d) Code means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(e) Committee shall mean the Compensation Committee of the Board or any other committee of the Board meeting the requirements of Rule 16b-3 and designated by the Board to administer the Plan.

(f) Common Stock means the common stock of the Corporation.

(g) Corporation means Bentley Commerce Corp.

(h) Corporate Change means one of the following events:

         (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except common stock of a Subsidiary or Parent Corporation), cash or other property other than: (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least sixty percent (60%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation; or (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation's then outstanding stock;

           (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except common stock of a Subsidiary or Parent Corporation);

           (iii) the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution;

           (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock whose beneficial membership prior to such acquisition was less than twenty-five percent(25%) or acquisition by a person or entity who currently has beneficial ownership of at least twenty-five percent (25%) which increases such person's or entity's beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board.

Notwithstanding the provisions of clause (iv) above, a Corporate
Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause in the preceding list) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%)resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(i) Designated Officer means an officer of the Corporation, such as the President or Chief Operating Officer, who is given authority by the Board or the Committee of the Board to grant options or make stock grants under the Plan.

(j) Exchange Act means the Securities Exchange Act of 1934, as amended.

(k) Fair Market Value means, as of any specified date, the closing price of the Common Stock on the NASDAQ (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stockis then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in such manner as it deems appropriate (such determination will be made in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuations).

(l) Grant means individually or collectively, any Common Stock granted pursuant to the Plan.

(m) Grantee means an employee, officer, other individual or entity who has been granted Common Stock pursuant to the Plan.

(n) Holder means an individual or entity who has been granted an Award.

(o) Incentive Stock Option means an Option that qualifies as an "incentive stock option" under Section 422 of the Code.

(p) Nonqualified Stock Option means an Option other than an Incentive Stock Option.

(q) Non-Employee Director means a director of the Corporation that qualifies as a "non-employee director" for purposes of Rule 16b-3.

(r) Option means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Nonqualified Stock Options to purchase Common Stock.

(s) Option Agreement means a written agreement between the Corporation and an employee with respect to an Option.

(t) Optionee means an employee, officer, entity or individual who has been granted an Option.

(u) Parent Corporation shall have the meaning set forth in Section 424(e) of the Code.

(v) Participants means individuals who are entitled to receive Grants or Awards under this Plan.

(w) Plan means the Bentley Commerce Corp. 2003 Equity Incentive Plan.

(x) Rule 16b-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(y) Stock Appreciation Right or SAR shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which shall not be less than the Fair Market Value of one Share on such date of grant of the right, or the related Option, as the case may be. Any payment, by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(z) Subsidiary means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of more than fifty percent(50%), except solely with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.

                                    SECTION 3
                     EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective as of the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Corporation within twelve (12) months before or thereafter and on or prior to the date of the first annual meeting of stockholders of the Corporation held subsequent to the acquisition of an equity security by a Holder under this Plan for which exemption is claimed under Rule 16b-3. Notwithstanding any provision of the Plan or of any Option Agreement, no Option shall be exercisable and no Common Stock may be granted prior to stockholder approval of the Plan.

The Plan shall be terminated and no further Awards or Grants may be made under the Plan after ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier. Subject to the provisions of Section 9, the Plan shall remain in effect until all Options granted under the Plan have been exercised or have expired by reason of lapse of time and all restrictions imposed upon restricted stock awards have lapsed.

Any option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is granted.

                                    SECTION 4
                                 ADMINISTRATION

(a) Administration of Plan by the Board; Delegation to Committee. The Plan shall be administered by the Board in compliance with Rule 16b-3, and the Board may designate the Committee to administer the Plan, provided that at all times that it is administering the Plan, the Committee shall be composed solely of two or more Non-Employee Directors and shall meet all other requirements that may be applicable, from time to time, to the Committee under Rule 16b-3. Members of the Board or Committee shall abstain from participating in and deciding matters that directly affect their individual ownership interests under the Plan.

(b) Powers. Subject to the terms of the Plan, the Board and Committee each shall have authority, in its discretion, to determine which employees, officers, individuals or entities shall receive an Award or Grant, the time or times when such Award or Grant shall be made, whether Common Stock, an Incentive Stock Option or Nonqualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Board or Committee may take into account the nature of the services rendered by the recipients of Grants or Awards, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board or Committee, in its discretion, shall deem relevant. To the extent consistent with applicable law, the Board or Committee may authorize one or more Designated Officers to make Awards or Grants to a designated class of eligible persons, within limits specifically prescribed by the Board or Committee; provided, however, that no such Designated Officer shall have or obtain authority to make Awards or Grants to himself or herself or to any person subject to Section 16 of the Exchange Act.

(c) Additional Powers. The Board and Committee each shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board and Committee each is authorized in its sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board or Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board or Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Board or Committee on the matters referred to in this
Section 4 shall be conclusive.

(d) Compliance With Code Section 162(m). If, and for so long as, the Corporation, a Parent Corporation or a Subsidiary is a "publicly-held corporation" as defined in Section 162(m)(2) of the Code, the Corporation may establish a Committee composed of outside directors who meet the requirements of Code Section 162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code Section 162(m) and (ii) administer the Plan. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code Section 162(m) and any Treasury Regulations promulgated thereunder.

(e) Committee's Authority. In the event a Committee qualifying under Rule 16b-3 and, if applicable, Code Section 162(m) is administering the Plan, all powers reserved to the Board under the Plan shall be exercised by the Committee.

                                    SECTION 5
                 GRANT OF OPTIONS AND STOCK SUBJECT TO THE PLAN

(a) Award Limits. The Board or Committee may from time to time grant Awards and/or make Grants to one or more employees, officers, individuals or entities determined by it to be eligible for participation in the Plan in accordance with the provisions of Section 6 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 100 million (100,000,000) shares. In addition, no Options shall be granted under the Plan that would cause the total number of shares issuable upon exercise of all outstanding Options to exceed a number of shares which is equal to ten (10%) of the then outstanding shares of Common Stock of the Corporation. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or Grant. To the extent that an Award or Grant lapses or the rights of its Holder or Grantee terminate, any shares of Common Stock subject to such Award or Grant shall again be available for the grant of an Award or making of a Grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Nonqualified Stock Option.

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(b) Stock Offered. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

                                    SECTION 6
                                   ELIGIBILITY

An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or, subject to the restrictions of applicable law, to any individual who has been identified by the Board or Designated Officer or Director to receive an Award or Grant due to their contribution or service to the Corporation, including service to members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, a Nonqualified Stock Option, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

                                    SECTION 7
                              STOCK OPTIONS/GRANTS

(a) Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board or Committee and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board for such purpose. In the absence of such appointment, the beneficiary shall be the legal representative of the Holder's estate.

(b) Option Period. The term of each Option shall be as specified by the Board or Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an Option may not be exercised more than one hundred twenty (120) months from the date it is granted.

(c) Limitations on Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option; provided, however, that an Option shall be exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted. An Option may not be exercisable for fractional shares.

(d) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the Code), such excess Incentive Stock Options shall be as Nonqualified Stock Options. The Board or Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Options will constitute Nonqualified Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted, the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option, and (ii) such Option by its terms, is not exercisable after the expiration of five (5) years from the date of grant.

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

(e) Option Price. The purchase price of Common Stock issued under each Option shall be determined by the Board or Committee and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, and, in the case of Nonqualified Stock Options, not be less than the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred ten percent (110%) of the Fair Market Value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary.

(f) Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, who became prior to the effective date of the Plan, employees of the Corporation, of any Parent Corporation or of any Subsidiary as a result of (i) a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or (ii) the by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or (iii) the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

                                    SECTION 8
                       RECAPITALIZATION OR REORGANIZATION

(a) Except as hereinafter otherwise provided, Awards or Grants shall be subject to adjustment by the Board and Committee, each at its discretion, as to the number and price of shares of Common Stock in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Options or Common Stock.

(b) The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

(c) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

(d) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of shares of Common Stock then covered by such Option.

(e) In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), (iii), (v) or (vi) of the definition thereof or (ii) ten business days after any Corporate Change referenced in (iv) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options, which acts may vary among individual Optionees and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) in the event of a Corporate Change referenced in Clauses
(i), (ii) and (vi), acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate; (B) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v) require the mandatory surrender to the Corporation by Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (C) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole discretion that no adjustment is necessary to Options then outstanding); (D) in the event of a Corporate change referenced in Clauses
(iii), (iv) and (v), provide that Thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property(including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option; or (E) in the event of a Corporate Change referenced in Clauses
(iii), (iv) and (v), cancel the Options granted if the Fair Market Value of the Common Stock underlying the Options is below the Option exercise price.

(f) Except as herein expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

                                    SECTION 9
                            STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercised. The Board or Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

                                   SECTION 10
                      AMENDMENT OR TERMINATION OF THE PLAN

The Board or Committee, each in its discretion, may terminate the Plan or any Option or Grant or alter or amend the Plan or any part thereof or any Option from time to time; provided that no change in any Award or Grant previously made may be made which would impair the rights of the Holder or Grantee without the consent of the Holder or Grantee, and provided further, that the Board may not, without approval of the stockholders, amend the Plan:

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

(a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan upon exercise or surrender of Options or upon Grants;

(b) to change the minimum Option exercise price;

(c) to change the class of employees eligible to receive Awards or Grants, or increase materially the benefits accruing to employees under the Plan;

(d) to extend the maximum period during which Awards may be granted or Grants may be made under the Plan;

(e) to modify materially the requirements as to eligibility for participation in the Plan; or

(f) to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

                                   SECTION 11
                                      OTHER

(a) No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Board, Committee or Designated Officer shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award or Grant.

(b) No Employment Rights Conferred. Nothing contained in the Plan or in any Award or Grant made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

(c) Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award granted or any Grant made under the Plan at any time when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Corporation shall have the right to deduct, in connection with all Awards or Grants, any taxes required by law to be withheld and to require from Grantees and Holders any payments necessary to enable the Corporation to satisfy its withholding obligations as to such Grantee or Holder. The Board or its Committee may, under certain circumstances, permit the Holder of an Award or Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3 and the Sarbanes-Oxley Act of 2002.

(d) No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

(e) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative.

(f) Effect of Death, Disability or Termination of Employment. The Option Agreement or other written instrument evidencing an Award shall specify the effect of the death, disability or termination of employment of the Holder on the Award; provided, however, that an Optionee shall be entitled to exercise his Options (i) at least six (6) months from the date of termination of employment with the Corporation if such termination is caused by death or disability, or
(ii) at least thirty (30) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death or disability. All outstanding Incentive Stock Options will automatically be converted to a nonqualified Stock Option if the Optionee does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within twelve (12) months of the date of termination caused by disability.

(g) Information to Employees. Optionees and Grantees under the Plan shall receive financial statements annually regarding the Corporation during the period the options are outstanding. The financial statements shall not necessarily be prepared in accordance with Florida law or generally acceptable accounting principle.

(h) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(i) Governing Law. The Plan and securities issued under the Plan shall by construed in accordance with the laws of the State of Florida and all applicable federal law.


ADOPTED BY BENTLEY COMMERCE CORPORATION'S BOARD OF DIRECTORS: October 1, 2004.

APPROVED BY THE SHAREHOLDERS:  ____________, 2004,


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